                                                                   Exhibit 10.20

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                  - Year 2000 -

                                                                   APPROVED
                                                               BY Resolution
                                                                  ----------
                                                               DATE 1/25/00
                                                                    --------

The RTI annual Incentive Compensation Plan incorporates the following three separate plans:

      o     RTI Corporate Plan
      o     Sales & Marketing Plan
      o     National Accounts/Recovery Plan

Employees only participate in one of the Plans. Plan participants from the Sales & Marketing Plan and the National Accounts/Recovery Plan are not eligible as participants in the RTI Corporate Plan.

Index:
                                                                 Page
                                                                 ----

      Sales & Marketing Plan                                       2
      National Accounts/Donor Recovery Plan                        3
      RTI Corporate Plan                                         4-7
      Administrative & Operating Provisions                        8
      Revenue, Profit & Plan Income for 2000                       9
      Summary of Plan Pay-Outs                                    10
      Spreadsheet: Sales & Marketing Plan                         11
      Spreadsheet: National Accounts/Donor Recovery Plan          12

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                  - Year 2000 -

Sales & Marketing Plan:

The following employees are participants in the Sales & Marketing Plan.

              Participants -
                  VP Sales
                  National Sales Director
                  Regional Sales Managers
                  Distribution Manager
                  Oral-Maxillofacial Group

How Sales & Marketing Plan awards are computed:

The Sales & Marketing Plan establishes, for each product group under the employee's control:

      o     Baseline sales volumes
      o     "Budget" sales volumes (external goals)
      o     "Internal Target" sales volumes (optimistic goals)

For each product group, the potential award is calculated as a pre-determined percentage of the sales over baseline and over Budget.

VP and Director-level participants in the Sales & Marketing Plan, like Officer & Director-level participants in the RTI Corporate Plan, do not achieve any awards unless sales equal to the "Budget" levels are achieved.

Full Plan Computation:

The attached spreadsheet titled "Year 2000 Sales & Marketing Incentive Plans" on page 11 reflects the specific baselines, percentages and proposed bonuses at Budget, Target and 110% of Target for all participants in the Sales & Marketing Plan.

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                  - Year 2000 -

National Accounts/Donor Recovery Plan:

The following employees are participants in the National Accounts/Donor Recovery Plan.

              Participants -
                  Dan Towers, National Recovery Manager
                  Stacey Barron, National Recovery Manager
                  Kathy Croft, National Recovery Manager

How National Accounts/Donor Recovery awards are computed:

The National Accounts/Donor Recovery Plan establishes bonuses for adding new recovery groups or increasing donor recovery in the territory's or programs under the employee's control. Bonus programs include:

      o     Adding new recovery groups (% based on # of donors)
      o     Adding contracts that decrease average per-donor recovery cost
      o     Overachieving donor recovery in existing territories
      o     Adding funeral homes to the recovery network
      o     Adding medical examiner recovery of heart valves
      o     Converting or signing "Management Services Agreements"

Full Plan Computation:

The attached spreadsheet titled "Year 2000 National Accounts / Donor Recovery Incentive Plan" on page 12 reflects the specific bonuses and targets for each aspect of this Plan, for all participants in the National Accounts / Donor Recovery Plan

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                  - Year 2000 -

RTI Corporate Plan:

All employees who are not participants in the Sales & Marketing Plan or the National Accounts/Donor Recovery Plan will be eligible to participate in the RTI Corporate Plan.

The RTI Corporate Plan has the following participant levels:

                                                        Participant
            Job Levels                                     Group
               CEO/CFO/COO                                    I
               Vice Presidents                               II
               Directors                                    III
               Managers                                      IV
               Exempt                                         V
               Non-Exempt                                    VI

Calculating the Incentive Pool under the RTI Corporate Plan:

The pool of funds that is available for incentives under the RTI Corporate Plan is computed as a percentage of the company's performance over budgetary targets. For 2000, that overall corporate target is:

      o     Overall corporate Pre-Tax Operating Income above the Budget level

Each department within the company has other targets which must be achieved in order to achieve full participation in the pool of funds that is available. These departmental targets include such items as corporate revenue above baselines, product-line revenue above baselines, new product introductions, etc.


How Individual awards are computed in the RTI Corporate Plan:

Incentive award opportunities in the RTI Corporate Plan are computed based on the following factors:

      o     Overall Corporate Performance (above)
      o     Achievement of Departmental Goals & Metrics
      o     Individual Performance

Participants in the RTI Corporate Plan do not achieve any awards unless profits are above to the company's "Budget" level for profits.

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                  - Year 2000 -

RTI Corporate Plan, cont.:

Computing the Pool Available for the RTI Corporate Plan:

The pool of funds potentially available for pay-out under the RTI Corporate Plan is computed as follows:

          If Plan Income* is at or below RTI's "Budget" for Plan Income:
                  -0-Funding of Pool

          If Plan Income is above "Budget" for Plan Income:
              + 30.0% of Plan Income above "Budgeted" Plan Income

"Budgeted Net Income" for Year 2000 does not include any incentive compensation expense, as no incentive compensation is earned until earnings exceed Budgeted Net Income.

Examples of Pool Available at "Budget" & "Internal Target":

                                                       At        At      At 110%
                                                     Budget    Target     Target
      Computed "Plan Income"                         $9.7m     $14.4m    $17.3m
      RTI Corporate Incentive Pool Available         $ -0-     $1.4m     $2.3m
      RTI Corporate After-Tax Net income             $5.8m     $7.8m     $9.Om

"Plan Income" = Net Operating Income before Tax or RTI Corporate Incentive Plan expense

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                  - Year 2000 -

RTI Corporate Plan, cont.:

Division of the Pool Among Participant Groups:

Assuming an incentive pool is earned as described above, the pool will be divided initially among the six categories of employees as reflected below, creating six sub-pools. The percentage for each sub-pool has been calculated to result in a potential pay-out, if the company achieves it's Internal Profit Target (above "Budget"), of the following multiple of "base compensation":

                                            % of Base Pay          % of Pool
      Job Levels            Group         at Internal Target        Required
          CEO/CFO/COO          I         35% of base earnings     14.2% of Pool
          Vice Presidents      II        30% of base earnings      8.3% of Pool
          Directors            III       25% of base earnings     20.4% of Pool
          Managers             IV        15% of base earnings     18.8% of Pool
          Exempt               V         10% of base earnings     17.6% of Pool
          Non-Exempt           VI             5% of earned(1)     20.7% of Pool

      1. Expressed as a percentage of earnings, including overtime payments, for non-exempt participants, in order to prevent overtime from being used to increase the "base wages" qualifying for incentives.

All individual pay-outs from the sub-pools will be dependent upon achievement of Department goals and individual performance, and subject to executive review.

No pay-out exists if the company only achieves the "Budget" level of Net Income. At 110% of "Internal Target" Net Profit, the pay-outs are estimated to be roughly 60% higher for each bracket than the percentages shown above. Page 9, "Revenue, Profit & Plan Income for 2000 Budget Year," reflects the pay-outs projected, by category, at Budget, Internal Target, and 110% of Internal Target.

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                   -Year 2000-

RTI Corporate Plan, cont.:

Recap:

1. The "Incentive Pool" will only exist if the company achieves its Budgeted Net Profit level
2. After Budgeted Net Profit level is achieved, the Pool is increased only as a percentage of earnings above the Budget
3. Employees will still be required to achieve Departmental goals to participate in the potential Pool
4. Individual performance will be used to determine the final pay-out (if any) from the pool
5. A review of all proposed pay-outs under the Plan will be conducted by the company's CEO, COO and CEO prior to any pay-outs

Specific goals of each Department (or Business Unit) will be weighted based on importance

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -
                                   -Year 2000-

RTI Corporate Plan, cont.:

Operational Provisions of Plan:

      --    Participant award ranges reviewed and approved annually
      --    Organizational performance measures reviewed and approved annually
      --    Review of extraordinary items affecting financial results will be conducted annually, with appropriate adjustments made in determining the bonus pool funding level
      --    Individual contribution to RTI success reviewed annually
      --    The plan may be amended or discontinued by RTI at anytime
      --    RTI maintains the right to change or terminate any individual's participation in the Plan at any time
      --    Nothing in the plan shall confer on any participant the right to continued employment or affect RTI's right to terminate a participant's employment for any reason

Administrative Guidelines:

      --    Full participation if employed throughout the fiscal year;
      --    Partial participation if a participant enters the plan in the first nine months of the year;
      --    Employees joining in 4Q are excluded;
      --    Pro-rata participation at regular distribution date if termination occurs due to death, total disability, retirement or layoff;
      --    No award for other types of termination prior to end of fiscal year;
      --    No award for participants evaluated unsatisfactory on
            performance/appraisal;
      --    If promotion results in a change in target bonus prior to the fourth quarter, final award is pro-rated based on the number of months at each level.

End-of-Year Administrative Steps:

      --    Compute amount (if any) of Incentive Pool
      --    Approve plan participants
      --    Review status of Departmental goals
      --    Approve final incentive awards
      --    CEO/CFO/COO review individual performance

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -

             Revenue, Profit and "Plan Income" for 2000 Budget Year

                                                   -----------------     --------------------    ------------------
                                                       Year 2000               Year 2000              Year 2000
Per Budget & internal Targets:                           Budget             Internal Target       110% of Int Targ
                                                   -----------------     --------------------    ------------------

          Gross Revenue                               124,259,764             137,701,701            151,471,871

          Net Revenue                                  62,422,314              68,782,367             75,660,604

          Net income from Operations             *      9,675,730              12,961,900             15,008,176

          Net Pre-Tax Income                            9,713,730              12,999,900             15,046,176

          Net Income                                    5,828,238               7,799,940              9,027,706
                                                   -----------------     --------------------    ------------------

                                                   -----------------     --------------------    ------------------
                                                       Year 2000               Year 2000              Year 2000
Computed for Plan Purposes:                              Budget             Internal Target       110% of Int Targ
                                                   -----------------     --------------------    ------------------

          Pre-Tax Operating income (from above)  *      9,675,730              12,961,900             15,008,176

          RTI Corporate incentive Compensation                 --               1,405,000              2,281,975

          "PLAN INCOME" (computed)                      9,675,730              14,366,900             17,290,151
                                                   -----------------     --------------------    ------------------

                                                   -----------------     --------------------    ------------------
                                                       Year 2000               Year 2000              Year 2000
Incentive Comp as % of Pre-Tax Income:                   Budget             Internal Target       110% of Int Targ
                                                   -----------------     --------------------    ------------------

          Incentive Compensation (above)                       --               1,405,000              2,281,975

          % of "Plan income over Budget"                       0%                     30%                    30%

          % of Pre-Tax Operating Income                        0%                     11%                    15%
                                                   -----------------     --------------------    ------------------

IncentiveCompPlan-2000-Full Plan Income

                         Regeneration Technologies, Inc.
                         - Incentive Compensation Plan -

                            Summary of Plan Pay-Outs

Note: Award computation below is at "Budget" Net Profit; "Internal Target" & 10% above Internal Target

                                                     ------------------------  --------------------------  -------------------------
                                                      At "Budget" Net Profit      At "internal Tar et"         110% over Internal
                                                     ------------------------  --------------------------  -------------------------
                                       ------------                                           $ Pay-Out                   $ Pay-Out
                                           Base        Computed    $ Pay-Out     Computed     at profit     Computed      at profit
                                       Compensation   Pay-Out as   at profit    Pay-Out as  = to Internal  Pay-Out as     = 110% of
                                        by Category   % of Base   = to Budget   % of Base       Target      % of Base    Int. Target
                                       ------------  ------------------------  --------------------------  -------------------------

RTI Corporate Incentive Plan:
   Executives    CEO/CFO/COO              $570,638       0%               $0       35%          $199,723       57%         $324,040
   Executives    VP's                     $388,170       0%               $0       30%          $116,451       49%         $189,404
   Directors                             1,147,175       0%               $0       25%          $286,794       41%         $465,523
   Managers                              1,757,128       0%               50       15%          $263,569       24%         $429,011
   Exempt                                2,472,026       0%               $0       10%          $247,203       16%         $401,628
   Non-Exempt                            5,825,200       0%               $0        5%          $291,260        8%         $472,369
                                       -----------                                            ----------                 ----------
   Total                               $12,160,337                        $0                  $1,405,000                 $2,281,975

   % of Eligible Payroll -
     Corporate Plan                                                      0.0%                       11.6%                      18.8%

   Sales & Marketing Plan                1,003,000      21%         $209,061       44%          $438,734       66%         $657,421

   Donor Recovery Plan                     192,000      18%          $34,434       21%           $40,510       24%          $46,587

                         Regeneration Technologies, Inc.
                  Year 2000 Sales and Marketing Incentive Plans

Year 2000 Numbers:

      NOTE: All sales numbers are NET of ACTUAL Returns

      Each plan participant must achieve at least their Baseline on ALL product lines in their control, or their total bonus is reduced by 50%

      All awards subject to final review & approval by CEO/CFO


                                              Budget               Internal Target                     Established
                                              Revenue                  Revenue                          Baseline
                                        ------------------        ----------------        ----------------------------------
Sales Dept:
   Jim Abraham Incentive Lines:
      Domestic Non-Spinal Osteofil      $        3,536,160        $      4,018,768        99% of budget     $      3,500,798
      Italy Osteofil                    $           86,736        $        100,080        99% of budget     $         85,869
      Regenafil/form                    $        5,016,221        $      5,700,069        99% of budget     $      4,966,059
      Sports Medicine                   $        5,154,125        $      7,395,125        99% of budget     $      5,102,584
      Conventional (w/ Pericardium)     $       14,454,155        $     16,290,035        99% of budget     $     14,309,613
      SDG Spinal Non-Paste              $       75,028,060        $     83,355,940        99% of budget     $     74,277,779
      SDG Spinal Paste                  $       14,063,231        $     15,981,480        99% of budget     $     13,922,599
      Exactech Opteform                 $        1,319,968        $      1,500,096        99% of budget     $      1,306,768
                                        ------------------        ----------------                          ----------------
                                        $      118,658,656        $    134,341,593                          $    117,472,069

   National Director Incentive Lines:
      Sports Medicine                   $        5,154,125        $      7,395,125        80% of budget     $      4,123,300
      Domestic Non-Spinal Osteofil      $        3,536,160        $      4,018,768        80% of budget     $      2,828,928
      Conventional(w/o O/M Pericard)    $       14,190,000        $     15,990,000        80% of budget     $     11,352,000
                                        ------------------        ----------------                          ----------------
                                        $       22,880,285        $     27,403,893                          $     18,304,228

   Regional Managers Incentive Lines:
      Sports Medicine                   $        5,154,125        $      7,395,125        80% of budget     $      4,123,300
      Domestic Non-Spinal Osteofil      $        3,536,160        $      4,018,768        80% of budget     $      2,828,928
      Conventional(w/o O/M Pericard)    $       14,190,000        $     15,990,000        80% of budget     $     11,352,000

NOTE: Each region's Internal Target
& Budget will need to be estabtished
individually (& the 3 regions must
= the totals above), and then separate
tiered % can be developed for each
region, which in total must =
commission totals above.

   Distribution Manager Incentive Lines:
      Sports Medicine                   $        5,154,125        $      7,395,125        80% of budgot     $      4,123,300
      Conventional                      $       14,454,155        $     16,290,035        80% of budget     $     11,563,324

(Brian & Phil are assumed to be part
of the corporate incentive
compensation plan)

Marketing Dept:
   Oral-Maxillofacial Incentive Lines:
      Regenafil                         $        2,904,096        $      3,300,024        70% of budget     $      2,032,867
      Regenaform                        $        2,112,125        $      2,400,045        70% of budget     $      1,478,488
      Pericardium                       $          264,155        $        300,035        70% of budget     $        184,909
                                        ------------------        ----------------                          ----------------
                                        $        5,280,376        $      6,000,104                          $      3,696,263

   Breakdown of O/M Sales:
      Internal                          $          880,047        $      1,000,000        70% of budget     $        616,033
      Regional 1                        $        1,100,082        $      1,250,026        70% of budget     $        770,057
      Regional 2                        $        1,100,082        $      1,250,026        70% of budget     $        770,057
      Regional 3                        $        1,100,082        $      1,250,026        70% of budget     $        770,057
      Regional 4                        $        1,100,082        $      1,250,026        70% of budget     $        770,057
                                        ------------------        ----------------                          ----------------
                                        $        5,280,375        $      6,000,104                          $      3,696,263
                                        ------------------        ----------------                          ----------------
      Tim: National Manager             $        5,280,375        $      6,000,104        70% of budget     $      3,696,263

                                                                 Total             Total
                                            Bonus                Bonus             Bonus
                                          at Budget          at Int Target     at 110% Target            Bonus at Budget
                                         ------------        -------------     --------------     -------------------------------
Sales Dept:
   Jim Abraham Incentive Lines:
      Domestic Non-Spinal Osteofil       $          -        $      12,065     $       24,122     0.00% from baseline to "budget"
      Italy Osteofil                     $          -        $         334     $          634     0.00% from baseline to "budget"
      Regenafil/form                     $          -        $       5,129     $       10,829     0.00% from baseline to "budget"
      Sports Medicine                    $          -        $      56,025     $       78,210     0.00% from baseline to "budget"
      Conventional (w/ Pericardium)      $          -        $      36,718     $       85,588     0.00% from baseline to "budget"
      SDG Spinal Non-Paste               $          -        $       3,331     $        6,665     0.00% from baseline to "budget"
      SDG Spinal Paste                   $          -        $       9,591     $       17,582     0.00% from baseline to "budget"
      Exactech Opteform                  $          -        $         901     $        1,651     0.00% from baseline to "budget"
                                         ------------        -------------     --------------
                                         $          -        $     124,093     $     225,280

   National Director Incentive Lines:
      Sports Medicine                    $      3,866        $      26,276     $       37,368     0.375% from baseline to "budget"
      Domestic Non-Spinal Osteofil       $      2,652        $       7,478     $       13,506     0.375% from baseline to "budget"
      Conventional(w/o O/M Pericard)     $     10,643        $      28,643     $       52,628     0.375% from baseline to "budget"
                                         ------------        -------------     --------------
                                         $     17,180        $      62,396     $      103,502

   Regional Managers Incentive Lines:
      Sports Medicine                    $      7,731        $      52,551     $       74,731     0.75% from baseline to "budget"  i
      Domestic Non-Spinal Osteofil       $      5,304        $      14,956     $       21,013     0.75% from baseline to "budget"
      Conventional(w/o O/M Pericard)     $     21,285        $      51,285     $      105,255     0.75% from baseline to "budget"
                                         ------------        -------------     --------------
             Note: The total bonuses
             computed on this line
             are split among all
             three Regional Managers >>  $     34,320        $     124,793     $      207,004

   Distribution Manager Incentive Lines:
      Sports Medicine                    $      1,546        $       8,269     $       11,597     0.15% from baseline to "budget"
      Conventional                       $     14,454        $      28,223     $       44,513     0.50% from baseline to "budget"
                                         ------------        -------------     --------------
                                         $     16,000        $      36,492     $       56,110

Marketing Dept:
   Oral-Maxillofacial Incentive Lines:
      Regenafil
      Regenaform
      Pericardium

   Breakdown of O/M Sales:
      Internal                           $      2,640        $       5,039     $        8,039     1.00% from baseline to "budget"
      Regional 1                         $     33,002        $      37,501     $       41,251     3.00% on all sales
      Regional 2                         $     24,752        $      39,140     $       54,747     7.50% from baseline to "budget"
      Regional 3                         $     24,752        $      39,746     $       54,747     7.50% from baseline to "budget"
      Regional 4                         $     24,752        $      39,746     $       54,747     7.50% from baseline to "budget"
                                         ------------        -------------     --------------
                                         $    109,898        $     161,779     $      213,530
      Tim: National Manager              $     31,682        $      53,274     $       77,275     2.00% from baseline to "budget"
                                         ------------        -------------     --------------
                                         $    141,580        $     215,053     $      290,804



                                                   Additional Bonus at Target              Addtl Bonus over Target
                                                ---------------------------------          -----------------------
Sales Dept:
   Jim Abraham Incentive Lines:
      Domestic Non-Spinal Osteofil         +    2.50% from "budget" to Int Target     +     3.00% over Int Target
      Italy Osteofil                       +    2.50% from "budget" to Int Target     +     3.00% over Int Target
      Regenafil/form                       +    0.75% from "budget" to Int Target     +     1.00% over Int Target
      Sports Medicine                      +    2.50% from "budget" to Int Target     +     3.00% over Int Target
      Conventional (w/ Pericardium)        +    2.00% from "budget" to Int Target     +     3.00% over Int Target
      SDG Spinal Non-Paste                 +    0.04% from "budget" to Int Target     +     0.04% over Int Target
      SDG Spinal Paste                     +    0.50% from "budget" to Int Target     +     0.50% over Int Target
      Exactech Opteform                    +    0.50% from "budget" to Int Target     +     0.50% over Int Target


   National Director Incentive Lines:
      Sports Medicine                      +    1.00% from "budget" to Int Target     +     1.50% over Int Target
      Domestic Non-Spinal Osteofil         +    1.00% from "budget" to Int Target     +     1.50% over Int Target
      Conventional(w/o O/M Pericard)       +    1.00% from "budget" to Int Target     +     1.50% over Int Target


   Regional Managers Incentive Lines:
      Sports Medicine                      +    2.00% from "budget" to Int Target     +     3.00% over Int Target
      Domestic Non-Spinal Osteofil         +    2.00% from "budget" to Int Target     +     3.00% over Int Target
      Conventional(w/o O/M Pericard)       +    2.00% from "budget" to Int Target     +     3.00% over Int Target

   Distribution Manager Incentive Lines:
      Sports Medicine                      +    0.30% from "budget" to Int Target     +     0.45% over Int Target
      Conventional                         +    0.75% from "budget" to Int Target     +     1.00% over Int Target

Marketing Dept:
   Oral-Maxillofacial Incentive Lines:
      Regenafil
      Regenaform
      Pericardium

Breakdown of O/M Sales:
      Internal                             +    2.00% from "budget" to Int Target     +     3.00% over Int Target
      Regional 1
      Regional 2                           +    10.00% from "budget" to Int Target    +     12.00% over Int Target
      Regional 3                           +    10.00% from "budget" to Int Target    +     12.00% over Int Target
      Regional 4                           +    10.00% from "budget" to Int Target    +     12.00% over Int Target

      Tim: National Manager                +    3.00% from "budget" to Int Target     +     4.00% over Int Target

Discounts:

      In all lines where previous sales history exists, the average discount must be maintained in order to achieve the above bonuses.

      If the average sales in any quarterly period are at a discount greater than the average, 2.5% of the bonus will be lost for each 1% discount off average.

      If the average sales in any quarterly period are 5% or more ABOVE the average, the bonus will be increased by 10% (new bonus will = 110% x normal bonus).

      The term "average discount" means the average discount off of catalog pricing within the region for the preceding 6-month period.

                         Regeneration Technologies, Inc.

           Year 2000 National Accounts / Donor Recovery Incentive Plan

Field Staff Incentives:

      1. For signing a new account, or conversion of competitor account -

            Payout of a bonus based on the size & avg recovery cost of the program, as per the following table:

                ------------------------------------------------------------------------------------------------------------------
                                                       Program with                 Program with                   Program with
                                                Greater than or equal to 7  Less than 7 but Greater than 15        Less than 15
                                                       donors/month                donors/month                    donors/month
                ------------------------------------------------------------------------------------------------------------------
                  More than 10% under the
                  current avg per-donor cost            $500/donor                  $750/donor                        $1,250/donor
                ------------------------------------------------------------------------------------------------------------------
                  At avg per-donor cost, or up
                  to 9% under current avg               $350/donor                  $500/donor                        $750/donor
                ------------------------------------------------------------------------------------------------------------------
                  Over the current avg per-
                  donor cost                            $125/donor                  $175/donor                        $200/donor
                ------------------------------------------------------------------------------------------------------------------

            Rules:

                  a. For a new program, payout is initially based on agreed-upon estimates (& paid upon closing), with adjustment at end of year one for actual performance of the program, using actual months 7-12 multiplied by two (annualized).
                  b. For a conversion program, payout is initially based on agreed-upon estimates (& paid upon closing), with adjustment at end of six months for actual performance, using actual months 1-6 multiplied by two (annualized).
                  c. Finance will provide quarterly updates to National Accounts of the "average per-donor cost" of RTI recovery programs.
                  d. "Donors" are whole donors as defined in recovery contracts, plus "equivalent whole" for partial donors

      2. For all accounts assigned in territory, monthly bonus for each donor over the total target for those accounts.
                  -----------------------------
                  $50 per donor over the target
                  -----------------------------
            Rules:

                  a. Targets for all accounts under management to be reviewed, & modified if needed, quarterly with Director
                  b.    All targets to be revised annually
                  c. Targets will exclude certain accounts, at discretion of Director, such as UFTB, Tutogen. etc.

      3. Funeral Home Program:
                  ------------------------------------------------------------
                  $100 per donor for more than 5 donors per month from funeral homes in territory
                  ------------------------------------------------------------

      4. Medical Examiner Heart Recovery Program:
                  ------------------------------------------------------------
                  $100 per donor for more than 2 heart recoveries per month from medical examiners in territory
                  ------------------------------------------------------------

      5. Management Services Agreement Program:
                  ------------------------------------------------------------
                  $1,000 for executing any MSA with more than 5 donors per month, at a cost per-donor < or = current avg cost
                  ------------------------------------------------------------

Support Staff Incentives:

      For all National Accounts (all territories), monthly bonus for exceeding the total National Accounts target for the month
                  --------------------------
                  $100 for each staff person
                  --------------------------
            Rules:

                  a. Targets will be set by Director, subject to Director discretion
                  b. All targets to be revised annually, or more often at Director discretion
                  c.    Target will exclude certain accounts (ie., Tutogen)

Other Awards:

      Chairman's Award of Excellence (Quarterly) -

                  Excellence in Orthopedic Donor Recovery
                  Excellence in Soft Tissue Donor Recovery
                  Excellence in Cardiovascular Donor Recovery


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